                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             THERMOLASE CORPORATION

                               OFFER TO EXCHANGE
   ONE UNIT CONSISTING OF ONE SHARE OF COMMON STOCK AND ONE REDEMPTION RIGHT
                                    FOR EACH
                   ONE OUTSTANDING SHARE OF COMMON STOCK PLUS
               $3.00 (PAYABLE IN CASH OR SHARES OF COMMON STOCK)

                  NO MORE THAN 2,000,000 UNITS WILL BE ISSUED

                               ------------------

             REDEMPTION PAYMENTS GUARANTEED ON A SUBORDINATED BASIS
                         BY THERMO ELECTRON CORPORATION

                               ------------------
               THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD
               WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
               ON           , 1997, UNLESS THE OFFER IS EXTENDED.

                      The Exchange Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                                                                      By Hand or Overnight
           By Mail:               By Facsimile Transmission:                Courier:
  American Stock Transfer &             (718) 234-5001             American Stock Transfer &
        Trust Company                                                    Trust Company
        40 Wall Street           Telephone (confirmation only)           40 Wall Street
      New York, NY 10005                (212) 936-5100                 New York, NY 10005

  DELIVERY OF THIS LETTER OF TRANSMITTAL OR THE OTHER REQUIRED MATERIALS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A
  FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE
                               PROVIDED THEREFOR.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of shares of Common Stock, $.01 par value per share (the "Common Stock"), of ThermoLase Corporation, a Delaware corporation (the "Company"), desiring to tender their shares of Common Stock (each, a "Share") pursuant to the Offer to Exchange dated
            , 1997 (the "Offer to Exchange"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Offer to Exchange.

     After this Letter of Transmittal has been completed and signed (and the stockholder's signature hereon is guaranteed if required by Instruction 1, this Letter of Transmittal (or a facsimile thereof), the Additional Cash Payment, if applicable, and any other required documents, should be mailed or delivered to the Exchange Agent, along with the certificates for the tendered Shares ("Share Certificates"). If any Shares are to be tendered pursuant to the procedure for book-entry transfer described in the Offer to Exchange, then delivery of such Shares should be made into the account of American Stock Transfer & Trust Company, as Exchange Agent (the "Exchange Agent"), at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities"). Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders." DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     Pursuant to the Offer to Exchange, tendering shareholders must deliver an additional payment of $3.00 (the "Additional Payment") for each Share tendered for exchange. Shareholders may make the Additional Payment by delivery of (i) cash via a certified or official bank check made payable to the Exchange Agent or via wire transfer to the Exchange Agent (such cash payment being hereinafter referred to as the "Additional Cash Payment," and an exchange in which an Additional Cash Payment is made being hereinafter referred to as a "Share and Cash Exchange"), or (ii) additional Shares having a value equal to the aggregate required Additional Payment (the Shares being tendered in satisfaction of the Additional Payment being hereinafter referred to as the "Additional Share Payment," and an exchange in which an Additional Share Payment is made being hereinafter referred to as a "Share Only Exchange"). Shares tendered in satisfaction of the Additional Share Payment will be valued at $20.25 per share; accordingly, for each Share tendered for exchange in a Share Only Exchange, the tendering shareholder will receive .871 Units. No fractional Units will be issued, and the number of Units issued will be rounded down to the nearest whole number.

     SHAREHOLDERS MAY EITHER MAKE A SHARE AND CASH EXCHANGE OR A SHARE ONLY EXCHANGE, BUT NOT A COMBINATION THEREOF.

     Shareholders whose (i) Share Certificates, (ii) Additional Cash Payments, if applicable, and (iii) Letter of Transmittal and all other required documents are not immediately available or cannot be delivered to the Exchange Agent prior to the Expiration Date (including, with respect to the Shares, pursuant to the procedures for delivery by book-entry transfer) may tender their Shares, Additional Cash Payments, if applicable, Letter of Transmittal and other required documents according to the guaranteed delivery procedures set forth in the Offer to Exchange. See Instruction 2.

-------------------------------------------------------------------------------
           I. DESCRIPTION OF SHARES AND ADDITIONAL PAYMENTS TENDERED
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED
          HOLDER(S) (PLEASE FILL                       SHARES CERTIFICATE(S) AND SHARE(S) TENDERED
     IN EXACTLY AS NAME(S) APPEAR(S)                 (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY).
         ON SHARE CERTIFICATE(S))                                  SEE INSTRUCTION 3.
------------------------------------------------------------------------------------------------------------------------------
                                                (A)               (B)              (C)              (D)                (E)
                                                             TOTAL NUMBER
                                                               OF SHARES
                                                              REPRESENTED
                                                               BY SHARE
                                                           CERTIFICATE(S) OR                     AMOUNT OF
                                               SHARE         DELIVERED BY       NUMBER OF     ADDITIONAL CASH
                                            CERTIFICATE       BOOK-ENTRY         SHARES           PAYMENT        NUMBER OF UNITS
                                             NUMBER(S)*        TRANSFER         TENDERED+       TENDERED++        REQUESTED+++
                                             ----------------------------------------------------------------------------------
                                                                                                     $
                                             ----------------------------------------------------------------------------------
                                                                                                     $
                                             ----------------------------------------------------------------------------------
                                                                                                     $
                                             ----------------------------------------------------------------------------------
                                                                                                     $
                                             ----------------------------------------------------------------------------------
                                               Total                                                 $
  ------------------------------------------------------------------------------------------------------------------------------

 *   Need not be completed by Book-Entry Shareholders.

 + If less than the full number of Shares evidenced by a submitted certificate are to be tendered, the tendering shareholder should indicate the number of Shares being tendered. If no indication is given, all Shares represented by such certificate will be deemed to have been tendered.
 ++ Additional Cash Payment to be made only in a Share and Cash Exchange. In the event that a shareholder desires to make a Share and Cash Exchange but such stockholder's Additional Cash Payment is insufficient with respect to the number of Shares designated or would result in the tendering of a fractional share, the number of Shares deemed tendered shall be the maximum number which may be tendered based on the Additional Cash Payment actually received. In the event that no Additional Cash Payment is designated in column (D), the tendering shareholder will be deemed to have made a Share Only Exchange.

 +++ Equals one Unit for every Share plus $3.00 cash tendered in a Share and Cash Exchange or .871 Units for every Share tendered in a Share Only Exchange, rounded down to the nearest whole number of Units. The actual issuance of Units is subject to the terms and conditions set forth in the Offer to Exchange.
     Shareholders may either make a Share and Cash Exchange or a Share Only Exchange, but not a combination thereof.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          II. ADDITIONAL CASH PAYMENT
--------------------------------------------------------------------------------
 Additional Cash Payment Tendered: (TOTAL OF AMOUNT SET FORTH IN COLUMN (D) IN TABLE I) $
 -----------

      Payment made via (check appropriate box):

           [ ] Certified or official bank check made payable to the Exchange
               Agent (check must be enclosed); or
           [ ] Wire transfer to the Exchange Agent pursuant to the following wire instructions:

                 Chase Manhattan Bank
                 55 Water Street
                 New York, NY 10041

                 Account No.: 323212069
                 ABA No.: 021000021
                 For the benefit of ThermoLase Corporation
--------------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution:
                                  ---------------------------------------------

    Check box of applicable Book-Entry Transfer Facility:

          [ ] The Depository Trust Company

          [ ] Philadelphia Depository Trust Company

           Account Number:              Transaction Code Number:
                          --------------                        ---------------

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

    Name(s) of Registered Holder(s):
                                    -------------------------------------------
    Window Ticket Number (if any):
                                  ---------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:
                                                       ------------------------
    Name of Institution that Guaranteed Delivery:
                                                 ------------------------------

    If delivered by Book-Entry Transfer, check box of applicable Book-Entry Transfer Facility:

          [ ] The Depository Trust Company

          [ ] Philadelphia Depository Trust Company

           Account Number:              Transaction Code Number:
                          --------------                        ---------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to ThermoLase Corporation, a Delaware corporation (the "Company"), the above-described Shares and, if applicable, Additional Cash Payments pursuant to and on the terms and conditions set forth
in the Company's Offer to Exchange dated           , 1997 and in this Letter of
Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged.

     Subject to, and effective upon, acceptance for exchange of the Shares and, if applicable, Additional Cash Payments tendered herewith in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all of the Shares and Additional Cash Payments that are being tendered hereby and irrevocably appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and, if applicable, Additional Cash Payments with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver Share Certificates for such Shares, or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together in either case with appropriate evidences of transfer and authenticity, to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Units to be exchanged for such Shares and, if applicable, Additional Cash Payments; (b) present such Shares for transfer on the books of the Company and (c) deliver the Additional Cash Payment, if applicable, to the Company, all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares and, if applicable, the Additional Cash Payment tendered hereby and (b) when such Shares and Additional Cash Payment are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title to such Shares and Additional Cash Payment, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares and, if applicable, Additional Cash Payment tendered hereby.

     No authority herein conferred or agreed to be conferred shall be affected by, and all authority herein conferred or agreed to be conferred shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Except as otherwise provided in the Offer to Exchange, tenders of Shares and, if applicable, Additional Cash Payments made pursuant to the Offer are irrevocable. Shares and Additional Cash Payments tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment by the Company pursuant to the Offer, may also
be withdrawn at any time after           , 1997.

     The undersigned understands that tenders of Shares and, if applicable, Additional Cash Payments pursuant to any of the procedures described in the Offer to Exchange and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Company's acceptance of such Shares and, if applicable, Additional Cash Payments for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Offer.

     The undersigned understands that, under certain circumstances set forth in the Offer to Exchange, the Company may terminate or amend the Offer and may not be required to accept for exchange any of the tendered Shares or Additional Cash Payments.

     Unless otherwise indicated herein under "Special Exchange Instructions," the undersigned hereby instructs the Exchange Agent to issue the Units in exchange for all tendered Shares and, if applicable, Additional Cash Payments accepted for exchange and issue or return any Share Certificate(s) for Shares not tendered and any Shares and, if applicable, Additional Cash Payments not exchanged in the name(s) of the registered holder(s) appearing under "Description of Shares and Additional Payments Tendered." In addition, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby instructs the Exchange Agent to mail the Units issued in exchange for all tendered Shares and, if applicable, Additional Cash Payments accepted for exchange and return any Share Certificate(s) for Shares not tendered and any Shares and, if applicable, Additional Cash Payments not exchanged (and accompanying other documents, as appropriate) to the address of the registered holder(s) appearing under "Description of Shares and Additional Payments Tendered."

     In the event that both the "Special Delivery Instructions" and the "Special Exchange Instructions" boxes are completed, the undersigned hereby instructs the Exchange Agent to issue the Units issued in exchange for all tendered Shares and, if applicable, Additional Cash Payments accepted for exchange and return any Share Certificate(s) for Shares not tendered and any Shares and, if applicable, Additional Cash Payments not exchanged in the name(s) of, and deliver such Units and return such Share Certificate(s) and any Additional Cash Payment to, the person(s) so indicated, as applicable. Unless otherwise indicated herein under "Special Exchange Instructions," the undersigned hereby instructs the Exchange Agent to credit any Shares tendered herewith by book-entry transfer that are not exchanged by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the "Special Exchange Instructions" to transfer any Shares or Additional Cash Payments from the name(s) of the registered holder(s) thereof if the Company does not accept for exchange any of the tendered Shares and, if applicable, Additional Cash Payments tendered hereby.

-------------------------------------------------------------------------------

                        SPECIAL EXCHANGE INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5, 6, AND 7)

        To be completed ONLY if Share Certificate(s) evidencing Shares not tendered or Shares not exchanged or the Units to be issued in exchange for tendered Shares and, if applicable, Additional Cash Payments accepted for exchange are to be issued in the name of someone other than the registered holder(s) shown above or if Shares tendered by book-entry transfer which are not exchanged are to be returned by credit to any account maintained at a Book-Entry Transfer Facility other than the account indicated above.

   Issue:  [ ] Certificates for Shares not tendered for exchange or Shares not exchanged to:

           [ ] Units to:

   Name:
        -----------------------------------------------------------------------
                                (PLEASE PRINT)

   Address:
           --------------------------------------------------------------------

   ----------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

   ----------------------------------------------------------------------------
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

   Credit Shares tendered by book-entry transfer that are not exchanged to (Check one):

   Name of Tendering Institution:

           [ ] DTC       [ ] PDTC (check one)

   Account No.:
               ---------------------------------------------

   Transaction Code No.:
                         ----------------------------------------------------

-------------------------------------------------------------------------------

                        SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Share Certificate(s) evidencing Shares not tendered or Shares not exchanged or the Unites to be issued in exchange for tendered Shares and, if applicable, Additional Cash Payments accepted for exchange are to be sent to someone other than the registered holder(s) shown above or to the registered holder(s) shown above at an address other than that shown above.

   Mail:   [ ] Certificates for Shares not tendered for exchange or Shares not exchanged to:

           [ ] Units to:

   Name:
        -----------------------------------------------------------------------
                                 (PLEASE PRINT)

   Address:
           --------------------------------------------------------------------

   --------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  IMPORTANT
                                  SIGN HERE
 X
 ------------------------------------------------------------------------------
 X
 ------------------------------------------------------------------------------
                          SIGNATURE(S) OF HOLDER(S)

Dated:                            , 1997
      ---------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)


Name(s):
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                (PLEASE PRINT)

Capacity (Full Title):
                      ---------------------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               ------------------------------------------------

Tax Identification or Social Security No.:
                                          -------------------------------------

                          GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
                     ----------------------------------------------------------

Name:
     --------------------------------------------------------------------------
                                (PLEASE PRINT)

Title:
      -------------------------------------------------------------------------

Name of Firm:
             ------------------------------------------------------------------
                                (PLEASE PRINT)

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number: (       )
                                          -------------------------------------

Dated:
      ------------------------ , 1997

-------------------------------------------------------------------------------

                                 INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Share(s) tendered herewith, unless such holder(s) has (have) completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Share(s) is (are) tendered for the account of a firm which is identified in Rule 17Ad-15 under the Exchange Act including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) savings institution that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal, Certificates and Additional Cash Payments. This Letter of Transmittal is to be completed by holders of shares of Common Stock of the Company desiring to tender their Shares pursuant to the Offer to Exchange regardless of whether (i) Share Certificates are to be forwarded herewith or (ii) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in the Offer to Exchange.

     In order for Shares and, if applicable, Additional Cash Payments to be validly tendered pursuant to the Offer, (i) this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, Share Certificates evidencing all tendered Shares, the Additional Cash Payment, if applicable, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the front cover hereof prior to the Expiration Date (provided that in lieu of delivery of such Share Certificates, the Shares may be tendered by book-entry transfer, provided that a timely confirmation of such book-entry transfer (a "Book-Entry Confirmation") is received by the Exchange Agent at such address prior to the Expiration Date) or (ii) the guaranteed delivery procedures described in the following paragraph must be complied with.

     Shareholders whose Share Certificates (or book-entry transfer), Additional Cash Payments, if applicable, and all other required documents are not immediately available or who cannot deliver their Share Certificates, Additional Cash Payments, if applicable, Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date may tender their Shares, Additional Cash Payments, if applicable, Letter of Transmittal and all other required documents by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Offer to Exchange. Pursuant to such procedure: (i) such tender must be made by or through a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by or through a commercial bank or trust company having an office or correspondent in the United States; (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Share Certificates (or a book-entry confirmation) evidencing all tendered Shares in proper form for transfer, and if applicable, the Additional Cash Payment, in each case together with this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three American Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES, ADDITIONAL CASH PAYMENTS, IF APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY OF SHARES THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their tendered Shares and, if applicable, Additional Cash Payments for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, information should be listed on a separate signed schedule attached hereto and referenced in the box entitled "Description of Shares and Additional Payments Tendered."

     4. Partial Tenders. (Not Applicable to Book-Entry Shareholders.) If fewer than all the Shares evidenced by any Share Certificate submitted to the Exchange Agent herewith are to be tendered, fill in the number of Shares which are to be tendered in the boxes entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the Shares that were evidenced by the Share Certificate(s) delivered to the Exchange Agent herewith, but which were not tendered hereby, will be sent to the registered holder(s) shown above, unless otherwise provided in the box entitled "Special Delivery Instructions," as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. In the event that a shareholder desires to make a Share and Cash Exchange but such shareholder's Additional Cash Payment is insufficient with respect to the number of Shares designated or would result in the tendering of a fractional share, the number of Shares deemed tendered shall be the maximum number which may be tendered based on the Additional Cash Payment actually received.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless the issuance of Units in exchange therefor is to be made to, or certificates evidencing Shares not tendered or Share Certificates evidencing Shares not exchanged are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) listed and tendered hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on such Share Certificate(s). Signature(s) on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     6. Transfer Taxes. Except as set forth in this Instruction 6, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, Units in exchange for Shares and, if applicable, Additional Cash Payments accepted for exchange are to be issued to, or if Share Certificate(s) evidencing Shares not tendered or Shares not exchanged are to be issued in the name of, any person other than the registered holder(s), or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, then the amount of any transfer taxes (whether imposed on the registered holder(s) or such person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or an exemption therefrom, is submitted.

     EXCEPT AS SET FORTH IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) TENDERED HEREBY.

     7. Special Exchange and Delivery Instructions. If Units issued in exchange for tendered Shares and, if applicable, Additional Cash Payments accepted for exchange are to be issued in the name of, or Share Certificate(s) evidencing Shares not tendered or Shares not exchanged are to be issued or returned to, a person other than the registered holder or if Units or such Share Certificate(s) are to be returned to a person other than the signer of this Letter of Transmittal or to an address of the signer other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. Book-Entry Shareholders may request that Shares not accepted for exchange be credited to such account maintained at a Book-Entry Transfer Facility as such Book-Entry Stockholder may designate in the box entitled "Special Exchange Instructions." If no such instructions are given, such Shares will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance, as well as requests for additional copies of the Offer to Exchange, this Letter of Transmittal and all other exchange offer materials, may be directed to the Information Agent for the Offer at its address and telephone number set forth below. Additional copies of the Offer to Exchange, this Letter of Transmittal and all other exchange offer materials may also be obtained from brokers, dealers, banks or trust companies at the Company's expense.

     The Information Agent:  National Westminster Bank Plc -- New York Branch
                      175 Water Street, 20th Floor
                      New York, New York 10038
                      (212) 602-5609
                      Attention: Austin Chen
                      (Call Collect)

     9. Lost, Destroyed or Stolen Certificates. If any Share Certificate has been lost, destroyed or stolen, the shareholder should promptly notify the Exchange Agent. The shareholder will then be instructed as to the steps that must be taken in order to replace such Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, ANY RELATED ADDITIONAL CASH PAYMENT, IF APPLICABLE, AND ALL OTHER REQUIRED DOCUMENTS, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

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